CONSOLIDATED BALANCE SHEETS - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Current
Cash	$ 26,703	$ 9,803
Advances receivable	18,991	15,282
Total current assets	45,694	25,085
Total assets	45,694	25,085
Current
Accounts payable	107,212	115,976
Accrued liabilities	97,419	62,514
Due to related parties	815,463	888,484
Total current liabilities	1,020,094	1,066,974
Loan	26,874	25,976
Total liabilities	1,046,968	1,092,950
SHAREHOLDERS' DEFICIENCY
Authorized 500,000,000 Common Shares, $0.0008 per share par value Issued and outstanding 38,906,742 Common Shares (December 31, 2022 - 38,906,742)	31,125	31,125
Additional paid-in capital	43,325,272	43,325,272
Deficit accumulated during the exploration stage	(44,357,671)	(44,424,262)
Total shareholders' deficiency	(1,001,274)	(1,067,865)
Total liabilities and shareholders' deficiency	$ 45,694	$ 25,085